UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2021

JMP Group LLC

(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-36802 (Commission File Number)	47-1632931 (IRS Employer Identification No.)

600 Montgomery Street, Suite 1100
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(415) 835-8900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares representing limited liability company interests in JMP Group LLC	JMP	New York Stock Exchange
JMP Group LLC 6.875% Senior Notes due 2029	JMPNZ	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 12, 2021, JMP Group LLC (the “Company”) held its special meeting of the shareholders (the “Special Meeting”). The purpose of the Special Meeting was for its shareholders to consider and vote on the proposals identified in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on October 15, 2021 (the “Definitive Proxy Statement”), in connection with the previously announced Agreement and Plan of Merger, dated as of September 8, 2021 (as it may be amended from time to time, the “merger agreement”), among Citizens Financial Group, Inc. (“Citizens”), Jolt Acquisition LLC (“Merger Sub”), a Delaware limited liability company and a wholly-owned subsidiary of Citizens and the Company (the “merger”).

As of the close of business on October 11, 2021, the record date for the Special Meeting, there were 19,958,495 common shares of the Company issued and outstanding. At the Special Meeting, a total of 13,483,059 common shares, representing approximately 68% of the Company’s common shares issued and outstanding, were present in person or by proxy, constituting a quorum to conduct business.

The number of votes cast for or against, and the number of withheld and total broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

Proposal 1.	To consider and vote on a proposal to adopt the merger agreement and thereby to approve the transactions contemplated by the merger agreement, including the merger.

For	Against	Abstain	Broker Non-Votes
13,312,589	123,807	46,663	N/A

Proposal 2.	To approve, by non-binding advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger.

For	Against	Abstain	Broker Non-Votes
13,293,084	187,903	2,072	N/A

Proposal 3.
To approve the adjournment of the Special Meeting, if necessary, for any purpose, including to solicit additional proxies if there are not sufficient votes to adopt the merger agreement and thereby to approve the transactions contemplated by the merger agreement, including the merger, at the time of the Special Meeting.

Not applicable as there were sufficient votes at the Special Meeting to approve Proposal 1.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company, dated November 12, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP LLC

Date: November 12, 2021	By:	/s/ Walter Conroy
Walter Conroy
Chief Legal Officer